SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 31, 1999

                                   ----------


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)



                  Delaware                                    0-22756                             06-1481060
      (State or other jurisdiction of                (Commission file number)                  (I.R.S. employer
       incorporation or organization)                                                         identification no.)





              7 Commerce Drive
            Danbury, Connecticut                                                                     06810
  (Address of principal executive offices)                                                        (Zip code)





                    Registrant's telephone number, including area code: (203) 794-1100


Item 2.  Acquisition or Disposition of Assets.

         ACSI Merger Agreement
         ---------------------

         On May 31, 1999 pursuant to an Agreement and Plan of Merger dated as of May 31, 1999 (the "ACSI Merger Agreement") by and among Advanced Chemical Systems International, Inc., a Delaware corporation ("ACSI"), ATMI, Inc., a Delaware corporation ("ATMI"), and Strip Acquisition Corp., a newly-formed, wholly-owned Delaware subsidiary of ATMI ("Strip"), Strip merged (the "ACSI Merger") with and into ACSI, with ACSI being the surviving corporation. As a result of the ACSI Merger, ACSI became a wholly-owned subsidiary of ATMI.

         Pursuant to the ACSI Merger, each outstanding share of ACSI Common Stock was converted into .030276219 shares of ATMI Common Stock and each outstanding share of ACSI Series C Preferred Stock was converted into .065589328 shares of ATMI Common Stock. A total of 1,202,312 shares of ATMI Common Stock were issued in this transaction.

         The ACSI Merger is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended (the "Code"), and will be accounted for as a pooling of interests. ACSI manufactures photolithography and chemical mechanical polishing materials for use in the semiconductor manufacturing industry. ATMI intends to continue the business currently performed by ACSI as a subsidiary of ATMI.

         The foregoing description of the terms and provisions of the ACSI Merger Agreement is qualified in its entirety by reference to the full text of the ACSI Merger Agreement which is filed herewith and incorporated by reference.

         Delatech Merger Agreement
         -------------------------

         On May 31, 1999 pursuant to an Agreement and Plan of Merger dated as of May 31, 1999 (the "Delatech Merger Agreement") by and among Delatech Incorporated, a California corporation ("Delatech"), ATMI, Napa Acquisition Corp., a newly-formed, wholly-owned Delaware subsidiary of ATMI ("Napa"), and certain shareholders of Delatech, Napa merged (the "Delatech Merger") with and into Delatech, with Delatech being the surviving corporation. As a result of the Delatech Merger, Delatech became a wholly-owned subsidiary of ATMI.

         Pursuant to the Delatech Merger, each outstanding share of Delatech Common Stock was converted into .5721393 shares of ATMI Common Stock. Pursuant to the Delatech Merger, a total of 2,347,499 shares of ATMI Common Stock were issued.

         The Delatech Merger is intended to be a tax-free transaction under the Code, and will be accounted for as a pooling of interests. Delatech provides environmental abatement equipment to the semiconductor industry. ATMI intends to continue the business currently performed by Delatech, in combination with ATMI's other environmental abatement equipment subsidiary, ATMI EcoSys Corporation.

         The foregoing description of the terms and provisions of the Delatech Merger Agreement is qualified in its entirety by reference to the full text of the Delatech Merger Agreement which is filed herewith and incorporated by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

         (a) Financial statements of business acquired. It is presently impracticable to provide the financial statements required to be included in this Current Report on Form 8-K with respect to the businesses acquired. Such financial statements will be filed by amendment as soon as practicable.

         (b) Pro forma financial information. It is presently impracticable to provide the pro forma financial information required to be included in this Current Report on Form 8-K. ATMI intends to file the financial statements as an exhibit to ATMI's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.


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

         (c)      Exhibits

         Exhibit No.     Description
         -----------     -----------

         2.1 Agreement and Plan of Merger dated as of May 31, 1999 by and among Advanced Chemical Systems International, Inc., ATMI, Inc. and Strip Acquisition Corp.

         2.2 Agreement and Plan of Merger dated as of May 31, 1999 by and among Delatech Incorporated, ATMI, Inc., Napa Acquisition Corp. and certain shareholders of Delatech Incorporated

         99.1            Form of Press Release issued by ATMI dated June 1,
                         1999.

         99.2            Form of Press Release issued by ATMI dated June 1,
                         1999.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    June 14, 1999             ATMI, INC.


                                   By: /s/ Daniel P. Sharkey
                                      ---------------------------------------
                                      Daniel P. Sharkey
                                      Vice President, Chief Financial Officer
                                      and Treasurer (Chief Accounting
                                      Officer)


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

                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

     2.1 Agreement and Plan of Merger dated as of May 31, 1999 by and among Advanced Chemical Systems International, Inc., ATMI, Inc. and Strip Acquisition Corp.

     2.2 Agreement and Plan of Merger dated as of May 31, 1999 by and among Delatech Incorporated, ATMI, Inc., Napa Acquisition Corp. and certain shareholders of Delatech Incorporated

     99.1              Form of Press Release issued by ATMI dated June 1, 1999.

     99.2              Form of Press Release issued by ATMI dated June 1, 1999.


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